UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08279

T. Rowe Price Reserve Investment Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Reserve Investment Funds	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Although the economy improved over the last year and concerns about longer-term inflation pressures increased, the Federal Reserve gave no indication that it would move to raise short-term interest rates. This helped keep money market rates near 0% throughout the one-year period ended May 31, 2011. Although the market had been anticipating that the Fed would gradually tighten monetary policy in the second half of 2011, a spate of disappointing economic data near the end of our reporting period may compel the central bank to delay a fed funds rate increase until 2012.

ECONOMY AND INTEREST RATES

The U.S. economic recovery continued over the past year. Healthy exports boosted the manufacturing sector, while slow but steady growth in consumer income and spending helped the service sector expand at a more modest pace. The labor market appeared to gain some momentum, with private employers adding to payrolls at an increased clip in the spring. The housing market remained especially weak, with home construction falling to record-low levels while housing prices resumed their decline following the end of homebuyer tax incentives. According to Commerce Department estimates, the economy slowed somewhat in the first quarter of 2011, although a weather-related decline in construction activity and an anomalous pullback in defense spending appeared largely to blame.

In November 2010, Federal Reserve Chairman Ben Bernanke announced a second round of quantitative easing—commonly referred to as QE2—in which the Fed would purchase $600 billion of longer-term Treasury securities through mid-2011. The goal of the program was to put a ceiling on Treasury yields, thereby driving investors into riskier investments. The Fed appeared to base its move on the theory that decreasing yields on riskier debt instruments such as corporate bonds and mortgage-backed securities (MBS) facilitates borrowing and economic growth, while an appreciating stock market boosts consumer confidence through the “wealth effect.” By these criteria, the Fed appeared to achieve its goals. For instance, the S&P 500 Stock Index returned 15%, and higher-yielding segments of the bond market generated strong results over the six months ended May 31, 2011. Nonetheless, many critics feared that QE2 would bring about future inflation.

Current inflationary pressures were largely subdued, although a sharp rise in gasoline prices stemming from political unrest in the Middle East and North Africa eroded consumer confidence and purchasing power. Despite higher inflation expectations arising from the increase in energy and commodities prices, the Federal Reserve reported in April that its members expected these effects to be “transitory.” The Fed said it intends to complete its QE2 purchases by the end of June but made no indication that it would move to raise the fed funds target rate from its near-0% level any time soon. Indeed, disappointing economic data released near the end of the period, such as weakening employment figures and lowered gross domestic product growth projections, have increased the probability that the Fed will delay its first fed funds rate increase since 2006 until mid-2012 or later.

MONEY MARKET REVIEW

The Federal Reserve’s highly accommodative monetary policy has nearly succeeded in driving all money market rates to 0%. This extraordinary period of record-low rates, which has been in place since the Federal Reserve established a 0.00% to 0.25% range for the fed funds target rate at the end of 2008, appears likely to continue well into 2012. Those who borrow in this rate environment are clearly beneficiaries from Fed policy, though money market investors have seen income increasingly squeezed to nearly nothing.

Several factors over the past six months have driven money market rates even lower. Disappointing economic data of late have challenged assumptions around the economy’s growth momentum in the first part of 2011. This has convinced many investors that any Fed policy change will occur much later than expected, with most market observers now expecting Fed rate hikes to be on hold until mid-2012 or later. The federal debt ceiling limit, which as of this writing has yet to be increased by Congress, has forced the U.S. Treasury to draw down its Supplementary Financing Program, removing almost $200 billion in Treasury bill supply from the market. In April, changes by the Federal Deposit Insurance Corporation (FDIC) made collateralized borrowing by U.S. banks less attractive, removing about $80 billion from the repo markets. These constraints in the bill and repo markets have had a ripple effect on rates in other markets, including agency and LIBOR-based funding.

With expectations of higher rates pushed well into the future and supply drastically diminished, Treasury interest rates have slipped to previously unthinkable lows. One-month bills, which yielded 0.16% in December 2010, ended May yielding 0.03%; three-month bills ended our reporting period yielding 0.05%. Six-month bills, which traded around 0.20% in December 2010, ended with a yield of 0.11%. One-year bills ended the period yielding 0.17%. Treasury collateralized repo rates have trended lower and now average 0.05% to 0.08%, though they occasionally have slipped as low as 0.01%. Agency rates have declined as well, following Treasury and repo rates lower, and are now only five to eight basis points above them. (One hundred basis points equal one percentage point, or 1.00%.) LIBOR rates, despite the continuing uncertainty over the Greek debt crisis, pushed lower as money fund investors looked for incremental yield. For example, the 30-day LIBOR fell over the last six months from 0.26% to 0.19%, while the 90-day LIBOR slipped from 0.30% to 0.25%. Municipal variable rate demand notes (VRDNs), which yielded as much as 0.34%, ended the period yielding 0.15%. Clearly a new round of record-low rates is upon us and will persist barring some exogenous change.

PORTFOLIO REVIEW

T. Rowe Price Reserve Investment Fund
The fund returned 0.25% during its fiscal year and outperformed the Lipper Institutional Money Market Funds Average, which returned 0.07%. Ultra-low fund expenses and investments in securities with attractive yields contributed to our performance advantage.

As you know, this money market fund is managed to provide a stable share price of $1.00 and seeks preservation of capital; liquidity; and, consistent with these, the highest possible current income. In compliance with Rule 2a-7 under the Investment Company Act of 1940, the fund invests at least 97% of its total assets in money market securities receiving a credit rating within the highest category assigned by at least two established rating agencies; by one rating agency if the security is rated by only one; or, if unrated, deemed by T. Rowe Price to be of comparable quality. The fund’s weighted average maturity will not exceed 60 days, and its weighted average life will not exceed 120 days.

Before we review fund performance over the last year, we would like to note an important strategy shift that we began to implement in March. Recognizing that investors use the T. Rowe Price Reserve Investment Fund as the primary cash reserve vehicle for their portfolios, we have decided to narrow the range of permissible fund investments to further enhance the fund’s liquidity and quality. Going forward, the fund will invest in Treasury securities, which are backed by the full faith and credit of the federal government and repurchase agreements thereon. In addition, the fund will invest in other government and agency securities and repurchase agreements thereon. We expect to complete this strategy shift by the end of 2011.

For much of the period, we maintained a weighted average maturity near our permissible maximum of 60 days and invested close to half of the fund’s assets in municipal securities because they offered attractive yields relative to comparable taxable alternatives. We remained highly selective on credit risk, particularly with regard to financial institutions. Within the financials sector, we were especially cautious about European bank exposure outside of the Nordic region, preferring instead to direct our non-U.S. investments toward solid names in Australia, Canada, and New Zealand. We also had a small exposure to Japanese banks, though, consistent with our strategy shift, we have drawn down these positions.

As of May 31, 2011, the fund’s strategy is focused on developing a mix of repo (collateralized by either Treasury, agency, or agency mortgage-backed securities), Treasury, and agency investments that will produce the best income for investors while helping us meet liquidity needs. As we have transitioned the portfolio, a significant portion of our daily and weekly liquidity needs are met by short-dated Treasury bills and agency discount notes, while we have added some limited exposure to longer-dated floating rate agency and Temporary Loan Guarantee Program (TLGP) paper. Overnight repos continue to offer surprisingly attractive yields relative to most of the money market yield curve, but episodic shortages in the collateral market can significantly depress overnight rates. We expect short-term interest rates to remain very low well into 2012.

T. Rowe Price Government Reserve Investment Fund
The fund returned 0.18% during its fiscal year and outperformed the Lipper Institutional U.S. Treasury Money Market Funds Average, which returned 0.01%, because of ultra-low fund expenses and investments in government-backed short-term securities that offered the highest yields in a very low rate environment.

As you know, the fund is managed in compliance with Rule 2a-7 under the Investment Company Act of 1940 to provide a stable share price of $1.00. It seeks to maximize preservation of capital; liquidity; and, consistent with these goals, the highest possible current income by investing at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government, and repurchase agreements thereon. The remainder is invested in other securities backed by the full faith and credit of the U.S. government and repurchase agreements thereon. The fund’s weighted average maturity will not exceed 60 days, and its weighted average life will not exceed 120 days.

Our fund strategy remains focused on the interest rate outlook. We don’t expect any relief in the Treasury bill market any time soon, with an outside chance that resolution of the debt ceiling question might induce Treasury to resume its Supplementary Finance Program. For now, we will maintain a weighted average maturity near our permissible maximum of 60 days. We continue to invest in Temporary Loan Guarantee Program (TLGP) paper, mostly in the form of floating-rate debt. Finally, we continue to hold a very large position in overnight repos, which almost consistently offer higher yields than Treasury bills.

OUTLOOK

Despite the many challenges facing the global economy, we expect continued gradual improvement in the pace of the U.S. recovery. Our internal projections call for gross domestic product to grow 2.8% in 2011, which is slightly above consensus but lower than we projected earlier in the year due to recent headwinds. We expect the Fed to tighten policy gradually, including bringing an end to QE2 in June and using other tools at its disposal over the course of 2012. Continued growth and gradually rising inflation pressures, combined with the federal government’s massive borrowing needs, eventually are likely to place upward pressure on interest rates. This could enable money fund investors to begin earning higher income after an extended period of negligible compensation.

Successfully navigating a sputtering economic recovery, global geopolitical turbulence, and uncertainty around future public policy remains of utmost importance for investors. The political debate brewing this summer over the country’s debt ceiling has led some to raise the remote prospect that political gamesmanship in Washington could lead to a payment default by the U.S. Treasury. That politicians might consider such tactics with such far-reaching implications as a substitute for serious discussion aimed at addressing broader fiscal issues is simply beyond comprehension. In light of such concerns, we will continue to rely on our risk-aware approach, focusing on our interest rate outlook and seeking to capture attractive yields in this environment while protecting shareholders from possible pitfalls.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the funds’ Investment Advisory Committee

June 23, 2011

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

LIBOR: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

T. ROWE PRICE RESERVE INVESTMENT FUND

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. ROWE PRICE RESERVE INVESTMENT FUNDS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE RESERVE INVESTMENT FUND

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED COMMERCIAL PAPER 4.8%		
Straight-A Funding, 0.20%, 7/8/11 (1)	20,000	19,996
Straight-A Funding, 0.21%, 7/1/11 (1)	139,000	138,976
Straight-A Funding, 0.21%, 7/1/11 (1)	100,000	99,983
Straight-A Funding, 0.21%, 7/1/11 (1)	142,000	141,975
Straight-A Funding, 0.23%, 6/20/11 (1)	100,000	99,988
Straight-A Funding, 0.23%, 6/20/11 (1)	124,852	124,837
Straight-A Funding, 0.23%, 6/24/11 (1)	100,000	99,985
Straight-A Funding, 0.23%, 6/24/11 (1)	24,000	23,996
Total Asset Backed Commercial Paper (Cost $749,736)		749,736
CERTIFICATES OF DEPOSIT 1.0%		
Barclays Bank, VR, 0.775%, 7/19/11 (2)	50,000	50,000
Royal Bank of Canada, VR, 0.30%, 8/15/11 (2)	50,000	50,000
Royal Bank of Scotland, VR, 0.709%, 8/23/11 (2)	49,750	49,750
Total Certificates of Deposit (Cost $149,750)		149,750
FINANCIAL COMPANY COMMERCIAL PAPER 0.5%		
BNP Paribas, 0.12%, 6/1/11	25,878	25,878
Commonwealth Bank of Australia, VR, 0.278%, 8/8/11 (1)	50,000	49,999
Total Financial Company Commercial Paper (Cost $75,877)		75,877
GOVERNMENT AGENCY DEBT 52.1% (3)		
Federal Farm Credit Bank, VR, 0.111%, 6/28/11	100,000	100,001
Federal Farm Credit Bank, VR, 0.116%, 2/28/12	180,000	179,980
Federal Farm Credit Bank, VR, 0.246%, 7/1/11	48,000	48,001
Federal Farm Credit Bank, VR, 0.25%, 7/23/12	100,000	100,000
Federal Home Loan Bank, 0.073%, 8/24/11	119,000	118,980
Federal Home Loan Bank, VR, 0.096%, 7/28/11	7,000	7,000
Federal Home Loan Bank, VR, 0.099%, 7/25/11	61,000	60,999

Federal Home Loan Bank, VR, 0.151%, 2/28/12	200,000	200,016
Federal Home Loan Bank, VR, 0.198%, 9/15/11	12,000	11,999
Federal Home Loan Bank, VR, 0.225%, 3/23/12	50,870	50,888
Federal Home Loan Bank, VR, 0.228%, 11/7/11	250,000	250,050
Federal Home Loan Mortgage, 0.06%, 8/15/11	135,317	135,300
Federal Home Loan Mortgage, 0.06%, 8/17/11	10,410	10,409
Federal Home Loan Mortgage, 0.07%, 7/12/11	20,000	19,998
Federal Home Loan Mortgage, 0.07%, 7/14/11	33,500	33,497
Federal Home Loan Mortgage, 0.088%, 8/22/11	144,195	144,168
Federal Home Loan Mortgage, 0.095%, 10/12/11	271,712	271,616
Federal Home Loan Mortgage, 0.097%, 6/13/11	133,195	133,191
Federal Home Loan Mortgage, 0.12%, 8/29/11	19,575	19,569
Federal Home Loan Mortgage, 0.12%, 9/27/11	75,000	74,970
Federal Home Loan Mortgage, 0.13%, 6/6/11	50,000	49,999
Federal Home Loan Mortgage, 0.131%, 7/7/11	50,000	49,993
Federal Home Loan Mortgage, 0.14%, 7/25/11	19,224	19,220
Federal Home Loan Mortgage, 0.142%, 10/11/11	73,000	72,962
Federal Home Loan Mortgage, 0.145%, 8/1/11	140,350	140,315
Federal Home Loan Mortgage, 0.15%, 10/3/11	150,000	149,922
Federal Home Loan Mortgage, 0.18%, 9/19/11	99,258	99,203
Federal Home Loan Mortgage, 0.18%, 10/4/11	200,000	199,875
Federal Home Loan Mortgage, 0.19%, 6/15/11	15,000	14,999
Federal Home Loan Mortgage, 6.00%, 6/15/11	80,000	80,178
Federal Home Loan Mortgage, VR, 0.09%, 11/9/11	193,785	193,736
Federal Home Loan Mortgage, VR, 0.10%, 1/13/12	650,000	649,756
Federal Home Loan Mortgage, VR, 0.10%, 1/25/12	248,500	248,366
Federal Home Loan Mortgage, VR, 0.122%, 1/11/12	122,555	122,526
Federal Home Loan Mortgage, VR, 0.131%, 2/2/12	16,000	15,996
Federal Home Loan Mortgage, VR, 0.158%, 12/14/11	74,000	73,998

OTHER COMMERCIAL PAPER 0.6%		
Cargill, 0.11%, 6/1/11 (1)	100,000	100,000
Total Other Commercial Paper (Cost $100,000)		100,000
OTHER INSTRUMENTS 0.3%		
Citibank Nassau, 0.10%, 6/1/11	50,000	50,000
Total Other Instruments (Cost $50,000)		50,000
OTHER NOTES 9.6%		
Bank of America, VR, 1.13%, 12/2/11 (5)	50,555	50,785
Citigroup, VR, 1.006%, 12/9/11 (5)	29,985	30,123
Citigroup Funding, 1.25%, 6/3/11 (5)	40,000	40,003
Citigroup Funding, VR, 0.607%, 3/30/12 (5)	30,000	30,094
Ford Credit Auto Lease Trust, Series 2010-B, Class A1 0.383%, 11/15/11 (4)	18,339	18,339
GE Capital, VR, 0.331%, 8/15/11	81,756	81,768
GE Capital, VR, 0.51%, 3/12/12 (5)	252,755	253,298
GE Capital, VR, 0.61%, 6/8/12 (5)	25,000	25,100
GE Capital, VR, 1.24%, 12/9/11 (5)	29,070	29,224
Goldman Sachs, VR, 0.51%, 3/15/12 (5)	69,440	69,611
Goldman Sachs, VR, 0.518%, 11/9/11 (5)	119,000	119,171
Goldman Sachs, VR, 1.01%, 12/5/11 (5)	10,000	10,044
International Bank for Reconstruction & Development, VR 0.249%, 7/13/11	200,000	200,000
JPMorgan Chase, 5.60%, 6/1/11	6,190	6,190
Morgan Stanley, VR, 0.51%, 3/13/12 (5)	75,500	75,679
Morgan Stanley, VR, 0.547%, 2/10/12 (5)	180,000	180,450
State Street Bank & Trust, VR, 0.51%, 9/15/11 (5)	92,000	92,080
U.S. Bancorp, VR, 0.592%, 4/27/12 (5)	46,500	46,700

Wells Fargo, VR, 0.53%, 6/15/12 (5)	62,920	63,133
Wells Fargo, VR, 1.16%, 12/9/11 (5)	68,350	68,683
Total Other Notes (Cost $1,490,475)		1,490,475

TREASURY DEBT 20.7%

U.S. Treasury Bills, 0.06%, 9/1/11	350,000	349,947
U.S. Treasury Bills, 0.065%, 7/21/11	250,000	249,977
U.S. Treasury Bills, 0.072%, 6/2/11	651,350	651,349
U.S. Treasury Bills, 0.11%, 12/1/11	200,000	199,889
U.S. Treasury Bills, 0.135%, 6/9/11	50,000	49,998
U.S. Treasury Bills, 0.26%, 8/25/11	50,000	49,969
U.S. Treasury Bills, 0.281%, 11/17/11	100,000	99,868
U.S. Treasury Notes, 0.875%, 1/31/12	100,000	100,349
U.S. Treasury Notes, 1.00%, 7/31/11	530,000	530,755
U.S. Treasury Notes, 1.00%, 8/31/11	100,000	100,233
U.S. Treasury Notes, 1.00%, 10/31/11	100,000	100,314
U.S. Treasury Notes, 1.00%, 12/31/11	99,401	99,777
U.S. Treasury Notes, 1.00%, 4/30/12	14,000	14,081
U.S. Treasury Notes, 1.125%, 6/30/11	101,900	101,983
U.S. Treasury Notes, 1.125%, 12/15/11	75,000	75,319
U.S. Treasury Notes, 4.75%, 1/31/12	75,000	77,212
U.S. Treasury Notes, 5.00%, 8/15/11	375,000	378,767
Total Treasury Debt (Cost $3,229,787)		3,229,787

TREASURY REPURCHASE AGREEMENTS 13.8% (6)

Barclays Capital, Tri-Party, Dated 5/31/11, 0.11%, Delivery Value of $215,000,657 on 6/1/11, Collateralized by U.S. Government securities, 1.25 - 3.50%, 8/31/15 - 5/15/20 valued at $219,300,073	215,000	215,000

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
OTHER NOTES 17.9%		
Bank of America, VR, 0.971%, 12/2/11 (1)	22,000	22,091
Bank of America, VR, 1.13%, 12/2/11 (1)	15,300	15,369
Citibank, 1.375%, 8/10/11 (1)	17,000	17,033
GE Capital, 3.00%, 12/9/11 (1)	31,000	31,421
GE Capital, VR, 0.51%, 3/12/12 (1)	25,200	25,254
GE Capital, VR, 0.61%, 6/8/12 (1)	15,000	15,060
Goldman Sachs, VR, 0.518%, 11/9/11 (1)	25,800	25,837
JPMorgan Chase, VR, 0.971%, 12/2/11 (1)	37,510	37,664
Morgan Stanley, 2.00%, 9/22/11 (1)	52,000	52,272
Morgan Stanley, VR, 0.547%, 2/10/12 (1)	10,280	10,306
PNC Funding, 1.875%, 6/22/11 (1)	11,000	11,010
PNC Funding, VR, 0.505%, 4/1/12 (1)	3,400	3,407
U.S. Bancorp, 2.25%, 3/13/12 (1)	12,000	12,181
Total Other Notes (Cost $278,905)		278,905
TREASURY DEBT 33.5%		
U.S. Treasury Bills, 0.06%, 9/1/11	100,000	99,985
U.S. Treasury Bills, 0.075%, 6/2/11	80,000	80,000
U.S. Treasury Bills, 0.098%, 6/9/11	132,000	131,997
U.S. Treasury Notes, 1.00%, 8/31/11	35,000	35,083
U.S. Treasury Notes, 1.00%, 9/30/11	40,000	40,100
U.S. Treasury Notes, 1.00%, 4/30/12	25,500	25,665
U.S. Treasury Notes, 1.125%, 12/15/11	25,000	25,109
U.S. Treasury Notes, 1.125%, 1/15/12	80,000	80,475
U.S. Treasury Notes, 1.375%, 4/15/12	3,000	3,028
Total Treasury Debt (Cost $521,442)		521,442

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE RESERVE INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Reserve Investment Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund are two portfolios (collectively, the funds) established by the corporation and both commenced operations on August 25, 1997.

The funds are offered as cash management options to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates, Inc. (Price Associates) and/or its affiliates and are not available for direct purchase by members of the public. The funds seek preservation of capital, liquidity, and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits Each fund earns credits on temporarily uninvested cash balances at the custodian that reduce its custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

NOTE 2 - VALUATION

Each fund values its financial instruments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the funds, and unobservable inputs reflect the funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On May 31, 2011, all of the funds’ financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with each fund’s investment objective, the funds engage in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objectives, policies, program, and risk factors of the funds are described more fully in the funds’ prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the funds’ custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, a fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities Each fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended May 31, 2011 and May 31, 2010, were characterized as ordinary income for tax purposes and totaled $33,880,000 and $33,653,000, respectively, for the T. Rowe Price Reserve Investment Fund and $2,468,000 and $2,067,000, respectively, for the T. Rowe Price Government Reserve Investment Fund.

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

Each fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended May 31, 2011, the T. Rowe Price Reserve Investment Fund utilized $8,186,000 of capital loss carryforwards and the T. Rowe Price Government Reserve Investment Fund utilized $8,000 of capital loss carryforwards. The T. Rowe Price Reserve Investment Fund’s unused capital loss carryforwards as of May 31, 2011, all expire in fiscal 2017. The T. Rowe Price Government Reserve Investment Fund’s unused capital loss carryforwards expire: $4,000 in fiscal 2017 and $3,000 in fiscal 2018.

NOTE 5 - RELATED PARTY TRANSACTIONS

The funds are managed by Price Associates, a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all shareholders of the funds. The funds pay no management fees; however, Price Associates receives management fees from the mutual funds and other accounts invested in the funds. Certain officers and directors of the funds are also officers and directors of Price Associates and its subsidiaries and of other T. Rowe Price-sponsored funds (Price funds) invested in the funds.

Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder and administrative, transfer and dividend disbursing, accounting, and certain other services to the funds. For the year ended May 31, 2011, expenses incurred by the T. Rowe Price Reserve Investment Fund pursuant to these service agreements were $149,000 for Price Associates. For the year ended May 31, 2011, expenses incurred by the T. Rowe Price Government Reserve Investment Fund pursuant to these service agreements were $86,000 for Price Associates. The amounts payable at period-end pursuant to these agreements are included in Due to Affiliates in the accompanying financial statements.

During November 2010, Price Associates contributed $6,580,000 to T. Rowe Price Reserve Investment Fund to offset the effect of cumulative net losses realized by the fund. The payment did not affect the fund’s total return for the fiscal year ended May 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Reserve Investment Funds, Inc.
and Shareholders of T. Rowe Price Reserve Investment Fund and T. Rowe
Price Government Reserve Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (two of the Portfolios comprising T. Rowe Price Reserve Investment Funds, Inc., hereafter referred to as the “Funds”) at May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE RESERVE INVESTMENT FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds that invest in the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive a management fee from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor and the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds that invest in the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive a management fee from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor and the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE RESERVE INVESTMENT FUNDS

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your funds are overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the funds’ officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the funds’ directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1997	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1997	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[129]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

Officers

Name (Year of Birth)
Title and Position Held With
T. Rowe Price Reserve Investment Funds	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Douglas D. Spratley (1969)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,539,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Reserve Investment Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011